Putnam
Growth
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

It is always disappointing to report negative results, particularly when they are as substantial as those of Putnam Growth Fund for its fiscal year ended April 30, 2003, a period in which the fund underperformed its benchmark index. Details can be found on page 9.

At the same time, it is important to provide some context for these results. The fund typically invests in large and midsize companies with above-average sales and earnings growth potential. Pursuing such a strategy naturally entails above-average risk. Patience is also an important component, since it may take some time for the potential to be realized. Given this objective, we believe the management team has positioned the fund to take advantage of the longer-term prospects of currently depressed stocks. The fact that such a recovery has not yet taken place should not diminish the validity of the strategy over time.

As we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Growth Fund declined in its fiscal year that ended April 30, 2003. The fund returned -15.74% at net asset value and -20.56% at public offering price.

* The fund's results were below those of its benchmark index, the Russell 1000 Growth Index, which returned -14.35% for the year. This underperformance relative to the benchmark developed in the middle of the year when stocks in the index with less consistent earnings growth outperformed the portfolio.

* Index results should be compared to fund performance at net asset value. See the Performance summary on page 9 for complete fund performance and comparative performance.

* PERFORMANCE COMMENTARY

In a difficult year for stocks, the fund posted a significant decline. In addition, we are disappointed to report that the fund underperformed its benchmark, the Russell 1000 Growth Index. However, we attribute this underperformance to our preference for high-quality growth companies, in keeping with the fund's strategy. The gap with the benchmark emerged during a strong market rally in the middle of the fiscal year -- October and November 2002 -- when the top-performing stocks were those that had been beaten down severely earlier in the year. The fund did not own many of these companies because we considered them weaker competitors less capable of achieving the long-term earnings growth we expect from the fund holdings. In the short run, our decisions caused the fund to underperform the index, but we think we have chosen the stocks that may help the fund to perform more consistently over time.


Fund Profile

Putnam Growth Fund seeks long-term growth of capital by investing mainly in common stocks of large and midsize U.S. companies. The fund focuses on stocks with above-average sales and earnings growth. It may be appropriate for investors seeking growth and willing to accept the risks of growth-style stocks.


* MARKET OVERVIEW

Your fund's fiscal year began on May 1, 2002, during what in hindsight proved to be the early days of a broad and steep sell-off. The decline was punctuated by sharp drops in July and again in early September. The U.S. stock market, as measured by the S&P 500 Index, fell to levels even lower than those of September, 2001, when the combined effects of a recession and the September 11 terrorist attacks gripped the market. Three main factors contributed to these difficult conditions -- negative investor sentiment caused by accounting issues at several major corporations, worries about a sluggish economy, and the threat of terrorism.

These issues were powerful factors, but had a greater impact on market sentiment than on the fundamental performance of companies. At this fundamental level, there were glimmers of improvement. Since the 2001 recession, the high-quality growth companies we target have been cutting costs and making more prudent capital investments. These decisions put their earnings on course toward recovery, and we have seen incremental improvements over the past several quarters.

The stock market initially recognized this improvement as it recovered in the closing months of 2002, but a new decline began in January 2003 because the economy stagnated and the crisis in Iraq intensified. Stocks retreated until March, when the rapid completion of the war in Iraq fueled a strong rally. Corporate earnings reports released in April and May indicated that, in spite of the weak economy, the earnings recovery has stayed on track during the first few months of 2003.


MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 4/30/03

Equities

Russell 1000 Growth Index (large-cap growth stocks)             -14.35%
-----------------------------------------------------------------------
Russell 1000 Index (large-cap stocks)                           -13.46%
-----------------------------------------------------------------------
Russell 1000 Value Index (large-cap value stocks)               -13.01%
-----------------------------------------------------------------------
Russell 2000 Index (stocks of small to midsize companies)       -20.76%
-----------------------------------------------------------------------

Bonds

Lehman Aggregate Bond Index (U.S. investment-grade bonds)        10.47%
-----------------------------------------------------------------------
Lehman Municipal Bond Index (municipal bonds)                     8.50%
-----------------------------------------------------------------------
Credit Suisse First Boston High Yield Index (high-yield bonds)   11.25%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 4/30/03.


* STRATEGY OVERVIEW

The fund invests in high-quality, large- and mid-capitalization growth stocks. Our strategy is based on our conviction that stock prices follow the course of company earnings. In other words, we believe companies that have rising earnings will also have a rising stock price. We look for companies whose earnings and sales are growing faster than the market, and that have larger profit margins and lower debt levels than the market. We seek to outperform the fund's benchmark, primarily with stock selection but also through sector positioning. During the past fiscal year, our individual stock choices had a bigger impact on performance. Particularly in 2002, we favored defensive positioning. We emphasized stocks with solid earnings growth and attractive valuations, while doubling our efforts to identify and avoid any companies with accounting problems. Some of the fund's largest holdings were in the health-care and consumer staples sectors. Companies in these sectors have defensive qualities because demand for their products and services remain strong in periods of economic weakness.

In the second half of the fiscal year, based on relative valuations, we reduced exposure to consumer staples companies and increased technology holdings. Many consumer staples companies still offered consistent earnings growth, but so many investors had bought them for defensive purposes that their prices had been bid up to levels that we think were unreasonably high. Meanwhile, we believe that technology stocks became undervalued. Many technology stocks appreciated in the March-April rally, benefiting the fund.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED*

                            as of 10/31/02            as of 4/30/03

Pharmaceuticals                17.2%                     18.5%

Retail                         13.0%                     13.4%

Software                        8.9%                      8.9%

Conglomerates                   4.6%                      6.5%

Electronics                     6.7%                      6.4%

Footnote reads:
*This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

Stocks from a variety of sectors contributed to the fund's positive performance during the fiscal year. For most of the year, our largest weighting was in the health-care sector, and one of the fund's top performers was MedImmune. This is more of a biotechnology company than a traditional large pharmaceutical company. MedImmune makes a new drug called FluMist, which is a nasal spray that can be used in place of a flu shot. We believe this product has considerable growth potential because it is easier to administer than the flu shot. While many pharmaceutical stocks struggled this year because their top products were facing patent expiration, MedImmune appreciated steadily.

One of our top holdings in the technology sector is Dell Computer, which continues to be the leading company in an increasingly competitive field. Dell recognized years ago that personal computers were becoming a commodity type of product and that the industry would face tighter profit margins. This company focused on efficiency in manufacturing and customer service and this positioned it to continue to lead the industry.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Pfizer, Inc.
Pharmaceuticals

General Electric Co.
Conglomerates

Johnson & Johnson
Pharmaceuticals

Microsoft Corp.
Software

Intel Corp.
Electronics

Lowe's Cos., Inc.
Retail

Amgen, Inc.
Biotechnology

MBNA Corp.
Consumer finance

Freddie Mac
Financial

Dell Computer Corp.
Computers

Footnote reads:
*These holdings represent 40.6% of the fund's net assets as of 4/30/03.
 Portfolio holdings will vary over time.


Fund holding Intel advanced despite high volatility in the semiconductor industry during the period. We remain invested in Intel because we believe that its new chips and its designs for the next generation of chips will keep it a leader, though in a ruthlessly competitive industry. At some point, businesses will need to replace their aging computer equipment and we believe a company like Intel will be able to reap the benefits.

In the chemicals sector, fund holding 3M contributed to the fund's results with a small advance in a year when the broad market was down by double digits. 3M is a broadly diversified manufacturing company. Many of its products are consumer staples, or office supplies, like Scotch[R] tape and Post-it Notes[R], so the company has enjoyed loyal and consistent customer demand in both strong and weak economic conditions.

Capital One, a credit-card company in the financials sector, performed poorly early in the period before rallying in the second half of the fiscal year. There were doubts about credit-card companies during the past year as unemployment increased and many consumers were mired in debt. Capital One actually overcame this adversity and was able to generate strong revenue and earnings in a difficult environment.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth Team. The members of the team are Brian O'Toole (Portfolio Leader), David Santos (Portfolio Member), Tony Elavia, and Walt Pearson.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Since March, we have seen a significant improvement in both the stock market and investor sentiment and we think there is some substance supporting it. Investors have digested a series of new risks and uncertainties over the past few years and businesses have fixed many genuine problems. In other words, we believe that companies have made fundamental progress and that investors are now in the frame of mind to recognize and respond. As an indication of this shift, after nearly three years in which growth-style stocks trailed value-style stocks by a significant margin, in recent months growth-style stocks have started to lead the market again.

Our fundamental research tells us that since the 2001 recession, many high-quality growth companies have made necessary adjustments to put themselves back on track for consistent earnings growth. They have cut costs and invested more wisely, and this is showing in steady earnings improvements. With the stock market still well below the record levels it reached in 2000, we believe these stocks have reasonable valuations.

We do not anticipate a smooth, rapid advance for the stock market. As long as the economy is growing below its capacity, profit margins will be under pressure and the market will be vulnerable to volatility. Nevertheless, the market seems to be getting a more solid footing and stocks appear capable of delivering returns in keeping with their long-term historical averages.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its fiscal year, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 10 for definitions of some terms used in this section.

TOTAL RETURN FOR PERIODS ENDED 4/30/03

                                                                   Russell 1000
                                           NAV         POP         Growth Index
-------------------------------------------------------------------------------
1 year                                  -15.74%     -20.56%          -14.35%
-------------------------------------------------------------------------------
Life of fund
(since 5/4/98)                          -34.06      -37.86           -25.55
Annual average                           -8.01       -9.10            -5.74
-------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) reflect the current maximum initial sales charge of 5.75%. This fund is currently sold on a limited basis and has limited assets. Had expenses not been limited returns would have been lower.

PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 4/30/03

-------------------------------------------------------------------------------
Share value:                                                 NAV            POP
-------------------------------------------------------------------------------
4/30/02                                                    $6.10          $6.47
-------------------------------------------------------------------------------
4/30/03                                                     5.14           5.45
-------------------------------------------------------------------------------

*The fund made no distributions during the period.

TOTAL RETURN FOR PERIODS ENDED 3/31/03(most recent calendar quarter)
-------------------------------------------------------------------------------
                                                             NAV            POP
-------------------------------------------------------------------------------
1 year                                                    -27.90%        -32.01%
-------------------------------------------------------------------------------
Life of fund
(since 5/4/98)                                            -38.68         -42.21
Annual average                                             -9.49         -10.58
-------------------------------------------------------------------------------


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/4/98

                    Fund's class A         Russell 1000
                     shares at POP         Growth Index

5/4/98                   9,425                10,000
6/30/98                  9,778                10,258
12/31/98                10,809                11,820
6/30/99                 12,162                13,055
12/31/99                16,009                15,740
6/30/00                 16,729                16,406
12/31/00                12,295                12,210
6/30/01                  9,526                10,471
12/31/01                 8,354                 9,716
6/30/02                  6,564                 7,698
12/31/02                 5,815                 7,007
4/30/03                 $6,214                $7,445

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

COMPARATIVE INDEXES

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam Growth Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Growth Fund (the "fund") at April 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2003



THE FUND'S PORTFOLIO
April 30, 2003

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.4%)
-------------------------------------------------------------------------------------------------------------------
                100 United Technologies Corp.                                                                $6,181

Banking (1.6%)
-------------------------------------------------------------------------------------------------------------------
                100 Commerce Bancorp, Inc.                                                                    4,067
                 70 Fifth Third Bancorp                                                                       3,450
                259 State Street Corp.                                                                        9,073
                300 U.S. Bancorp                                                                              6,645
                                                                                                      -------------
                                                                                                             23,235

Beverage (2.1%)
-------------------------------------------------------------------------------------------------------------------
                200 Pepsi Bottling Group, Inc. (The)                                                          4,108
                595 PepsiCo, Inc.                                                                            25,752
                                                                                                      -------------
                                                                                                             29,860

Biotechnology (5.3%)
-------------------------------------------------------------------------------------------------------------------
                700 Amgen, Inc. (NON)                                                                        42,917
                200 Gilead Sciences, Inc. (NON)                                                               9,228
                700 MedImmune, Inc. (NON)                                                                    24,689
                                                                                                      -------------
                                                                                                             76,834

Chemicals (2.0%)
-------------------------------------------------------------------------------------------------------------------
                230 3M Co.                                                                                   28,989

Commercial and Consumer Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
                 40 eBay, Inc. (NON)                                                                          3,711
                630 Paychex, Inc.                                                                            19,618
                                                                                                      -------------
                                                                                                             23,329

Communications Equipment (3.7%)
-------------------------------------------------------------------------------------------------------------------
              2,300 Cisco Systems, Inc. (NON)                                                                34,592
                600 QUALCOMM, Inc.                                                                           19,134
                                                                                                      -------------
                                                                                                             53,726

Computers (5.0%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Dell Computer Corp. (NON)                                                                34,692
                400 EMC Corp. (NON)                                                                           3,636
                110 IBM Corp.                                                                                 9,339
                340 Lexmark International, Inc. (NON)                                                        25,333
                                                                                                      -------------
                                                                                                             73,000

Conglomerates (6.5%)
-------------------------------------------------------------------------------------------------------------------
              3,200 General Electric Co.                                                                     94,240

Consumer Finance (3.5%)
-------------------------------------------------------------------------------------------------------------------
                350 Capital One Financial Corp.                                                              14,655
              1,900 MBNA Corp.                                                                               35,910
                                                                                                      -------------
                                                                                                             50,565

Consumer Goods (2.9%)
-------------------------------------------------------------------------------------------------------------------
                100 Alberto-Culver Co. Class B                                                                4,928
                250 Colgate-Palmolive Co.                                                                    14,293
                250 Procter & Gamble Co. (The)                                                               22,463
                                                                                                      -------------
                                                                                                             41,684

Electronics (6.4%)
-------------------------------------------------------------------------------------------------------------------
                300 Analog Devices, Inc. (NON)                                                                9,936
              3,100 Intel Corp.                                                                              57,040
                400 QLogic Corp. (NON)                                                                       17,596
                400 Texas Instruments, Inc.                                                                   7,396
                                                                                                      -------------
                                                                                                             91,968

Financial (4.3%)
-------------------------------------------------------------------------------------------------------------------
                316 Citigroup, Inc.                                                                          12,403
                200 Fannie Mae                                                                               14,478
                620 Freddie Mac                                                                              35,898
                                                                                                      -------------
                                                                                                             62,779

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------------------------------------------
                 80 International Game Technology (NON)                                                       6,904

Health Care Services (4.0%)
-------------------------------------------------------------------------------------------------------------------
                100 AdvancePCS (NON)                                                                          3,006
                289 AmerisourceBergen Corp.                                                                  16,719
                260 Cardinal Health, Inc.                                                                    14,373
                150 Express Scripts, Inc. (NON)                                                               8,844
                110 UnitedHealth Group, Inc.                                                                 10,134
                 60 Wellpoint Health Networks, Inc. (NON)                                                     4,556
                                                                                                      -------------
                                                                                                             57,632

Insurance (1.7%)
-------------------------------------------------------------------------------------------------------------------
                360 American International Group, Inc.                                                       20,862
                100 Brown & Brown, Inc.                                                                       3,577
                                                                                                      -------------
                                                                                                             24,439

Leisure (0.6%)
-------------------------------------------------------------------------------------------------------------------
                200 Harley-Davidson, Inc.                                                                     8,888

Media (0.8%)
-------------------------------------------------------------------------------------------------------------------
                800 AOL Time Warner, Inc. (NON)                                                              10,944

Medical Technology (2.0%)
-------------------------------------------------------------------------------------------------------------------
                200 Boston Scientific Corp. (NON)                                                             8,610
                417 Medtronic, Inc.                                                                          19,908
                                                                                                      -------------
                                                                                                             28,518

Pharmaceuticals (18.5%)
-------------------------------------------------------------------------------------------------------------------
                220 Abbott Laboratories                                                                       8,939
                163 Allergan, Inc.                                                                           11,451
                180 Barr Laboratories, Inc. (NON)                                                            10,008
                460 Forest Laboratories, Inc. (NON)                                                          23,791
              1,280 Johnson & Johnson                                                                        72,137
                100 Lilly (Eli) & Co.                                                                         6,382
                310 Merck & Co., Inc.                                                                        18,036
              3,250 Pfizer, Inc.                                                                             99,938
                430 Wyeth                                                                                    18,718
                                                                                                      -------------
                                                                                                            269,400

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
                300 Starbucks Corp. (NON)                                                                     7,047

Retail (13.4%)
-------------------------------------------------------------------------------------------------------------------
                515 Bed Bath & Beyond, Inc. (NON)                                                            20,348
                350 Best Buy Co., Inc. (NON)                                                                 12,103
                500 Home Depot, Inc. (The)                                                                   14,065
                300 Kohl's Corp. (NON)                                                                       17,040
                200 Liz Claiborne, Inc.                                                                       6,506
              1,000 Lowe's Cos., Inc.                                                                        43,890
                460 Ross Stores, Inc.                                                                        17,434
                500 TJX Cos., Inc. (The)                                                                      9,625
                520 Wal-Mart Stores, Inc.                                                                    29,286
                460 Walgreen Co.                                                                             14,196
                360 Williams-Sonoma, Inc. (NON)                                                               9,317
                                                                                                      -------------
                                                                                                            193,810

Schools (0.4%)
-------------------------------------------------------------------------------------------------------------------
                100 Apollo Group, Inc. Class A (NON)                                                          5,420

Semiconductor (0.8%)
-------------------------------------------------------------------------------------------------------------------
                300 KLA-Tencor Corp. (NON)                                                                   12,300

Software (8.9%)
-------------------------------------------------------------------------------------------------------------------
                650 Adobe Systems, Inc.                                                                      22,464
              2,800 Microsoft Corp.                                                                          71,596
              1,800 Oracle Corp. (NON)                                                                       21,384
                300 Symantec Corp. (NON)                                                                     13,185
                                                                                                      -------------
                                                                                                            128,629

Technology Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
                100 Affiliated Computer Services, Inc. Class A (NON)                                          4,770
                100 Fair Isaac Corp.                                                                          5,208
                                                                                                      -------------
                                                                                                              9,978

Tobacco (0.6%)
-------------------------------------------------------------------------------------------------------------------
                300 Altria Group, Inc.                                                                        9,228
                                                                                                      -------------
                    Total Common Stocks (cost $1,350,897)                                                $1,429,527

SHORT-TERM INVESTMENTS (4.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            $47,888 Short-term investments held as collateral for loaned securities with yields ranging from 1.20% to 1.40%
                    and due dates ranging from May 1, 2003 to
                    June 23, 2003 (d)                                                                       $47,871
             15,290 Short-term investments held in Putnam commingled
                    cash account with yields ranging from 1.18% to 2.625%
                    and due dates ranging from May 1, 2003 to June 16, 2003 (d)                              15,290
                                                                                                      -------------
                    Total Short-Term Investments (cost $63,161)                                             $63,161
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,414,058)                                                  $1,492,688
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,447,885.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $46,527 of securities
on loan (identified cost $1,414,058) (Note 1)                                    $1,492,688
-------------------------------------------------------------------------------------------
Cash                                                                                 10,829
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               807
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   25
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       18,413
-------------------------------------------------------------------------------------------
Receivable from Manager (Note 2)                                                      8,659
-------------------------------------------------------------------------------------------
Total assets                                                                      1,531,421

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                      3,670
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              169
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         2,614
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3
-------------------------------------------------------------------------------------------
Payable for auditing fees                                                            23,471
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                   47,871
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                5,738
-------------------------------------------------------------------------------------------
Total liabilities                                                                    83,536
-------------------------------------------------------------------------------------------
Net assets                                                                       $1,447,885

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $2,843,609
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          1,039
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,475,393)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           78,630
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                      $1,447,885

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,447,885 divided by 281,714 shares)                                                $5.14
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $5.14)*                                $5.45
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2003
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                           $13,503
-------------------------------------------------------------------------------------------
Interest                                                                                100
-------------------------------------------------------------------------------------------
Securities lending                                                                        9
-------------------------------------------------------------------------------------------
Total investment income                                                              13,612

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     10,082
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,464
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,024
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         37
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               6,392
-------------------------------------------------------------------------------------------
Auditing                                                                             23,471
-------------------------------------------------------------------------------------------
Legal                                                                                11,910
-------------------------------------------------------------------------------------------
Other                                                                                    94
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                      (42,070)
-------------------------------------------------------------------------------------------
Total expenses                                                                       14,404
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (1,831)
-------------------------------------------------------------------------------------------
Net expenses                                                                         12,573
-------------------------------------------------------------------------------------------
Net investment income                                                                 1,039
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (317,073)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                           43,804
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (273,269)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                              $(272,230)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year ended April 30
                                                                       --------------------------------
                                                                             2003                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                               $1,039               $(6,412)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (317,073)             (333,620)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                  43,804              (279,630)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                     (272,230)             (619,662)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)               18,096              (247,734)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (254,134)             (867,396)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                       1,702,019             2,569,415
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,039 and --, respectively)                      $1,447,885            $1,702,019
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                               May 4, 1998+
operating performance                              Year ended April 30                  to April 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.10        $8.13       $14.51       $10.42        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)(b)        -- (e)     (.02)        (.08)        (.07)        (.02)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.96)       (2.01)       (5.27)        4.16         1.94
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.96)       (2.03)       (5.35)        4.09         1.92
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (1.02)          --           --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (1.03)          --           --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.14        $6.10        $8.13       $14.51       $10.42
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (15.74)      (24.97)      (38.90)       39.25        22.59*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,448       $1,702       $2,569       $4,454       $2,563
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)            1.00         1.00         1.00         1.00          .99*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)(b)             .07         (.30)        (.64)        (.55)        (.20)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 78.76        93.03       123.30        89.57       108.03*
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the periods ended
      April 30, 2003, April 30, 2002, April 30, 2001, April 30, 2000 and April
      30, 1999 reflect a reduction of 2.92%, 1.44%, 0.76%, 1.13% and 0.94%, respectively, based on average net assets for class A shares (Note 2).

  (c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (e) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003

Note 1
Significant accounting policies

Putnam Growth Fund (the "fund") is a series of Putnam Funds Trust ("the trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund will invest primarily in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes offer long-term growth potential in excess of market averages. The fund offers class A shares which are sold with a maximum front-end sales charge of 5.75%.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2003, the value of securities loaned amounted to $46,527. The fund received cash collateral of $47,871, which is pooled with collateral of other Putnam funds into 45 issuers of high-grade short-term investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the year ended April 30, 2003, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of approximately $1,355,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,086,000    April 30, 2010
       269,000    April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 approximately $106,000 of losses recognized during the period November 1, 2002 to April 30, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and post-October loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2003, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                           $145,406
Unrealized depreciation                            (81,514)
                                            --------------
Net unrealized appreciation                         63,892
Undistributed ordinary income                        1,039
Capital loss carryforward                       (1,354,435)
Post-October loss                                 (106,220)

Cost for federal income
tax purposes                                    $1,428,796

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through April 30, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.00% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended April 30, 2003, the fund's expenses were reduced by $1,831 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management at an annual rate of up to 0.35% of the fund's average net assets attributable to class A shares. The Trustees currently have not approved payments under the Plan.

Note 3
Purchases and sales of securities

During the year ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,175,031 and $1,111,055, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     14,640             $77,543
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                14,640              77,543

Shares repurchased                             (12,085)            (59,447)
---------------------------------------------------------------------------
Net increase                                     2,555             $18,096
---------------------------------------------------------------------------

                                                 Year ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      9,743             $67,394
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                 9,743              67,394

Shares repurchased                             (46,550)           (315,128)
---------------------------------------------------------------------------
Net decrease                                   (36,807)          $(247,734)
---------------------------------------------------------------------------

At April 30, 2003, Putnam Investments, LLC owned 256,572 class A shares of the fund (91.1% of class A shares outstanding), valued at $1,318,780.


FEDERAL TAX INFORMATION
(Unaudited)

For its tax year ended April 30, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
----------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a consulting and             digital imaging firm), Ryerson Tull,
                                   private investment            Inc. (a steel service corporation),
                                   firm)                         Advocate Health Care, and the
                                                                 National Center for Nonprofit Boards.
                                                                 Chairman Emeritus of the Board of
                                                                 Trustees, Mount Holyoke College.
                                                                 Until 2002, Mrs. Baxter was a
                                                                 director of Intermatic Corporation,
                                                                 a manufacturer of energy control
                                                                 products. Also held various positions
                                                                 in investment banking and corporate
                                                                 finance, including Vice President and
                                                                 principal of the Regency Group and
                                                                 Vice President of and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations and the Trustee Advisory
                                   Nuclear Threat                Council of the Applied Physics
                                   Initiative (a private         Laboratory at Johns Hopkins
                                   foundation dealing            University. Until 2003, Mr. Curtis
                                   with national security        was a Member of the Electric Power
                                   issues), also serves as       Research Institute Advisory Council,
                                   Senior Advisor to the         and the University of Chicago Board
                                   United Nations                of Governors for Argonne National
                                   Foundation                    Laboratory. Prior to 2002, Mr. Curtis
                                                                 was a Member of the Board of
                                                                 Directors of the Gas Technology
                                                                 Institute and the Board of Directors
                                                                 of the Environment and Natural
                                                                 Resources Program Steering
                                                                 Committee, John F. Kennedy School
                                                                 of Government, Harvard University.
                                                                 Until 2001, Mr. Curtis was a Member
                                                                 of the Department of Defense Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support).
                                                                 Prior to May 1997, Mr. Curtis was
                                                                 Deputy Secretary of Energy. He
                                                                 served as Chairman of the Federal
                                                                 Energy Regulatory Commission from
                                                                 1977 to 1987 and has held positions
                                                                 on the staff of the U.S. House of
                                                                 Representatives, the U.S. Treasury
                                                                 Department, and the Securities and
                                                                 Exchange Commission. Mr. Curtis
                                                                 is also a lawyer with over 15 years
                                                                 of experience.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions with
                                                                 several advisory firms and various
                                                                 positions with the federal government,
                                                                 including Associate Director of the
                                                                 Office of Management and Budget
                                                                 and Deputy Director of the Federal
                                                                 Energy Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-Rite,
                                                                 Inc. and Kenner Parker Toys. Also
                                                                 held financial and marketing positions
                                                                 with General Mills, Parker Brothers,
                                                                 and Talbots. President of the
                                                                 Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust). Member
                                                                 of the Board of Overseers of WGBH
                                                                 (public television and radio). Member
                                                                 of the Board of Overseers of the
                                                                 Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power &
                                                                 Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read & Co. Inc., The
                                                                 Ryland Group, Inc., and Graphic
                                                                 Packaging International Corp.,
                                                                 respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, L.P. and          Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Xcel Energy Incorporated
(9/2/42),                                                        (public utility company), TransCanada
Trustee since 1997                                               Pipelines, Norske Canada, Inc.
                                                                 (paper manufacturer), and Qwest
                                                                 Communications (communications
                                                                 company). Until 2003, Mr. Stephens
                                                                 was a Director of Mail-Well, a
                                                                 printing and envelope company.
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable organizations,     General Hospital. Prior to
                                   including Courier             September 2000, April 2000, and
                                   Corporation (a book           December 2001, Mr. Thorndike was
                                   manufacturer and              a Director of Bradley Real Estate,
                                   publisher) and                Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of St. Mark's
President since 2000               financial advisory and        School, and Trustee of Shore
                                   other research services       Country Day School. Until 2002,
                                   relating to bankrupt and      Mr. Putnam was a Trustee of the
                                   distressed companies)         SEA Education Association.
                                   and New Generation            Previously, Mr. Putnam was an
                                   Advisers, Inc.                attorney with the firm of Dechert
                                   (a registered                 Price & Rhoads.
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
----------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of April 30, 2003,
  there were 104 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company
  Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan
  Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam,
  III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan
  Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments
  and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies,
  Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,   Length of Service with         Principal Occupation(s)
Position(s) Held with Fund        the Putnam Funds               During Past 5 Years
----------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management.

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to July 1998, Managing Director,
                                                                 Swiss Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Brian C. O'Toole                   Since 2002                    Managing Director of Putnam Management.
(7/23/63),Vice President                                         Prior to June 2002, Managing Director,
                                                                 Citigroup Asset Management
----------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Brian C. O'Toole
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


88652  2IE  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003